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                                 EXHIBIT 10.51

















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                               AMENDMENT NO. 1 TO
                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT

         THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT is executed as of November 21, 1996 by CLIFFORD L. REYNOLDS ("Executive") and D.I.Y HOME WAREHOUSE, INC., an Ohio corporation (the "Company").

         WHEREAS, Executive and the Company are parties to a certain Amended and Restated Employment Agreement dated as of January 1, 1995 (the "Agreement"); and

         WHEREAS, the parties desire to amend the Agreement to correct certain typographical errors and ensure that the Agreement is the same as similar agreements with other executives of the Company.

         THE PARTIES AGREE AS FOLLOWS:

         1. Section 7(b)(ii) of the Agreement is hereby amended to read, in its entirety, as follows:

                  (ii) if Executive's employment is terminated pursuant to the provisions of subsection 5(a)(iii) or subsection 5(a)(iv), and the Company, in its sole and absolute discretion, continues to pay Executive his base salary in the amount and manner set forth in subsection 2(a) above and provide Executive with the same medical and insurance benefits, but no other fringe benefits, which it provided to Executive under this Agreement immediately prior to the actual termination date, the period commencing on the Effective Date and ending on the first to occur of (1) the date the Company ceases to pay Executive such base salary or provide Executive such medical and insurance benefits, or (2) the fifth anniversary of the Effective Date;

         2. Section 8 of the Agreement is amended to provide that the required copy for notices sent to Executive shall be sent to:

                           Gardner, Carton & Douglas
                           Quaker Tower
                           321 North Clark Street
                           Chicago, IL 60610
                           Attn:  Glenn W. Reed

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         3. As modified above, the Agreement shall continue in full force and effect, and is hereby ratified and confirmed. This Amendment No. 1 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF the undersigned have executed this Amendment No. 1 as of the date set forth above.





                                         /s/ Clifford L. Reynolds
                                         ------------------------
                                             CLIFFORD L. REYNOLDS



                                         D.I.Y. HOME WAREHOUSE, INC.



                                       By: /s/ Fred A. Erb
                                           ----------------------
                                           Fred A. Erb, Chairman of the Board

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